Exhibit 99.5

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THIS SECURITY AND THE  SECURITIES  ISSUABLE  UPON EXERCISE  HEREOF HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT
(i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE, "BLUE SKY" OR SIMILAR SECURITIES LAW.
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                                                          October 15, 2004

                                     WARRANT

                                  DYNTEK, INC.

      For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by DynTek, Inc., a Delaware corporation, with its principal office at 18881 Von Karman Ave., Irvine, CA 92612 (the "Company"), DC Asset Management LLC (the "Holder"), of 830 Third Avenue, New York, NY 10022, subject to the terms and conditions of this Warrant, is hereby granted the right to purchase, at the initial exercise price (the "Initial Exercise Price") of $0.50 per share of common stock, $0.0001 par value, of the Company (the "Common Stock"), at any one or more times after the date hereof until 5:00 p.m. on September 30, 2009, in the aggregate, 1,150,000 shares of Common Stock (the "Shares") subject to adjustment as provided in Section 5 hereof.

      This Warrant initially is exercisable at the Initial Exercise Price payable in cash (except as provided below), by wire transfer of immediately available funds or other form of payment satisfactory to the Company, subject to adjustment as provided in Section 5 hereof.

      1. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part, at one or more times during any period in which this Warrant may be exercised as set forth above. The Holder shall not be deemed to have exercised its purchase rights hereunder until the Company receives written notice of the Holder's intent to exercise its purchase rights hereunder. The written notice shall be in the form of the Subscription Form attached hereto and made a part hereof. Less than all of the Shares may be purchased under this Warrant. In lieu of exercising this Warrant by the payment of cash, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:

                                    Y (A - B)
                                    ---------
                                X =     A

Where

            X -- The number of shares of Common Stock to be issued to the Holder pursuant to this net exercise;

            Y -- The number of shares of Common Stock in respect of which the exercise election is made;

            A -- The Market Price of one share of the Company's Common Stock at the time the exercise election is made;

            B --  The Exercise Price (as adjusted to the date of net exercise).

      In addition to issuing to the Holder the number of shares represented by "X" in the forgoing formula pursuant to such exercise, the Company shall also reduce the number of Shares covered by this Warrant by the number of shares represented by "Y" in the foregoing formula.

      As used herein, the term "Market Price" shall mean the average of the closing price of the Company's Common Stock on any national securities exchange, on the Nasdaq National Market or the Nasdaq SmallCap Market, or, if the Company's Common Stock is not so listed on any national securities exchange, on the Nasdaq National Market or the Nasdaq SmallCap Market, then on the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, for the ten (10) trading days prior to the date the Holder exercises this Warrant.

      2. Issuance of Certificates. Upon the exercise of this Warrant, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within three days) after the Company's receipt of
(i) written notice hereunder as specified in Section 1 above) and/or (ii) funds in respect of the Purchase Price (as defined in Section 4(b) hereof) pursuant to
Section 4 hereof for the shares so exercised and such certificates shall be issued in the name of the Holder hereof.

      3.  Restriction  on  Transfer;  Investment  Representations;  Registration
Rights.

            (a) Restriction on Transfer. The Holder acknowledges that neither this Warrant nor any Shares issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Act"), and neither may be sold or transferred in whole or in part unless the Holder shall have first given prior written notice to the Company describing such sale or transfer and furnished to the Company an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed sale or transfer may be made without registration under the Act; provided, however, that the foregoing shall not apply if there is in effect a registration statement with respect to this Warrant or the Shares issuable upon exercise hereof, as the case may be, at the time of the proposed sale or transfer. If that is not the case, then upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect.

            (b) Investment Representations. The Holder represents that: (i) it is an accredited investor within the meaning of Regulation D under the Act; (ii) it is acquiring this Warrant and upon exercise hereof, the Shares, for its own account for investment only, and not with a view towards, or for resale in connection with, their distribution; (iii) it has had an opportunity to discuss the Company's business and affairs with management of the Company and is satisfied with the results thereof; (iv) it has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of its investment; and (v) it has received a copy of the Company's Annual Report on Form 10-K relating to fiscal year ended June 30, 2004.

            (c) Registration Rights. The Holder shall have such rights to request the Company to register all or any of the Shares issuable upon exercise of this Warrant as set forth in the Registration Rights Agreement, dated the date hereof, by and among the Company, Holder and other purchasers named in
Schedule 1 thereto.

      4. Price.

            (a) Initial and Adjusted Purchase Price. The initial Purchase Price shall be equal to the Initial Exercise Price. The adjusted Purchase Price shall be the price that shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 5 hereof.

            (b) Purchase Price. The term "Purchase Price" herein shall mean the initial Purchase Price or the adjusted Purchase Price, as the case may be.

      5. Adjustments of Purchase Price and Number of Shares. The Shares subject to this Warrant and the Purchase Price thereof shall be appropriately adjusted by the Company in accordance herewith.

            (a) Adjustment to Purchase Price and Number of Shares. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then in either of such cases, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number or shares of Common Stock purchasable pursuant to this Warrant shall be proportionately decreased. If the Company shall, at any time during the term of this Warrant, declare a dividend payable in cash on its
Common Stock and shall, at substantially the same time, offer to its stockholders a right to purchase new Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

            (b) Purchase Price Reset  Provision.  In the event that prior to the expiration of this Warrant the Company sells publicly or privately (i) shares of its Common Stock, (ii) securities convertible into shares of its Common Stock, or (iii) options or warrants to purchase shares of its Common Stock or securities convertible into shares of its Common Stock at a sale, conversion or exercise price per share (the "Issue Price"), as the case may be, less than the Purchase Price then in effect, the Purchase Price shall be reset to the Issue Price and the number of shares purchasable pursuant to this Warrant shall be increased pro rata to the percentage reduction in the Purchase Price, provided, however, that the reset provision shall not apply to (x) any shares issued upon exercise or conversion of any currently outstanding options, warrants or convertible securities, or (y) any Common Stock options or warrants issuable pursuant to an existing employee stock option plan or other existing compensation arrangement or any underlying Common Stock issued on the exercise thereof, but not pursuant to any amendment relating thereto to the extent such amendment increases the number of shares issuable under such plan or arrangement. The Issue Price shall be calculated taking into account the amount paid for the issuance of such Common Stock, option or warrant or convertible security and the amount, if any, payable upon the exercise or conversion thereof. Notwithstanding the foregoing, no adjustment shall be made to the exercise price of the Warrants to the extent such adjustment would cause the number of shares purchasable pursuant to this Warrant, when aggregated with other issuances of securities of the Company required to be aggregated in accordance with the Nasdaq Marketplace Rules and interpretations thereunder, to exceed nineteen and nine-tenths percent (19.9%) of the Common Stock of the Company outstanding on the date hereof or the date of the initial issuance under a prior offering, if such prior offering would be aggregated pursuant to such Rules and interpretations with the shares purchasable pursuant to this Warrant.

            (c) Recapitalization. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, (other than a change in par value to no par value), or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets of the other corporation as to which the Holder of this Warrant would have been entitled had this Warrant been exercised immediately prior to such recapitalization, consolidation, merger or conveyance; and in any such event, the rights of the Warrant Holder to any adjustment in the number of shares of Common Stock purchasable upon the exercise of this Warrant, as hereinbefore provided, shall continue and be preserved in respect of any stock which the Holder becomes entitled to purchase.

            (d) Dissolution. In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the Holder of this Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Company which it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company; provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company. Such date so fixed shall be no earlier than 3 P.M. New York City Time, on the thirtieth (30th) day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered Holder of this Warrant at its address as it appears on the books of the Company.

            (e) No Fractional Shares. Upon any exercise of this Warrant by the Holder, the Company shall not be required to deliver fractions of one share, but adjustment in the purchase price payable by the Holder shall be made in respect of any such fraction of one share on the basis of the purchase price per share then applicable upon exercise of this Warrant.

            (f) Notices. In the event that, prior to the expiration of this Warrant by exercise or by its terms, the Company shall determine to take a record of its stockholders for the purpose of determining stockholders entitled to receive any dividend, stock dividend, distribution or other right whether or not it may cause any change or adjustment in the number, amount, price or nature of the securities or assets deliverable upon the exercise of this Warrant pursuant to the foregoing provisions, the Company shall give at least ten days' prior written notice to the effect that it intends to take such record to the registered Holder of this Warrant at its address as it appears on the books of the Company, said notice to specify the date as of which such record is to be taken, the purpose for which such record is to be taken, and the effect which the action which may be taken will have upon this Warrant.

            (g) Registered Owner. The Company may deem and treat the registered Holder of the Warrant at any time as the absolute owner hereof for all purposes, and shall not be affected by any notice to the contrary.

            (h) Status. This Warrant shall not entitle any Holder thereof to any of the rights of a stockholder, and shall not entitle any Holder thereof to any dividend declared upon the Common Stock unless the Holder shall have exercised the within Warrant and purchased the shares of Common Stock prior to the record date fixed by the Board of Directors for the determination of holders of Common Stock entitled to exercise any such rights or receive said dividend.

      6. Replacement of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of such loss, theft, destruction or mutilation, of indemnity or security reasonably satisfactory to it in its sole discretion, and reimbursement to the Company of all expenses incidental or relating thereto, and upon surrender and cancellation of this Warrant (unless lost, stolen or destroyed), the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

      7. Notices to Warrant Holder. Except as set forth in Section 5(f) hereto, nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

      8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

            (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company; or

            (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder.

      9. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, permitted successors and permitted assigns. This Warrant may not be transferred without the prior written consent of the Company. Any attempted assignment in violation of the preceding sentence shall be void and of no effect.

      10. Holdings. The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

      11. Law Governing. This Warrant is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to conflicts of law principles. Each of the parties agrees to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer as of the date first above written.

                                              DYNTEK, INC.

                                              By: _____________________________
                                                  Name: Steven J. Ross
                                                  Title: Chief Executive Officer
ACCEPTED AND AGREED:

DC ASSET MANAGEMENT LLC

By: _______________________________
    Name:
    Title:

                                   ASSIGNMENT

                    (To Be Executed By the Registered Holder
                   to Effect a Transfer of the Within Warrant)

FOR VALUE RECEIVED _____________________________________________________________

hereby sells, assigns and transfers unto _______________________________________

________________________________________________________________________________
(Name)

________________________________________________________________________________
(Address)

________________________________________________________________________________

the right to purchase Common Stock evidenced by the within Warrant, to the extent ___________ of shares of Common Stock, and does hereby irrevocably constitute and appoint _________________________________________________________
to transfer the said right on the books of the Company, with full power of substitution.

Dated: ________________________, 20__.

                                              __________________________________
                                                          (Signature)

________________________________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the case of the within Warrant in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, or by a firm having membership on a registered national securities exchange and an office in New York, New York.

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To DynTek, Inc.

The undersigned hereby elects to [check applicable subsection]:

      (a) Purchase _________________ (1) shares of Common Stock of DynTek, Inc. pursuant to the terms of the attached Warrant and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any;

      OR

      (b) Exercise the attached Warrant for ____________ shares of Common Stock purchasable under the Warrant pursuant to the net exercise provisions of Section 1 of such Warrant.

The undersigned hereby represents that:

      (a) it is an accredited investor within the meaning of Regulation D under the Act; and

      (b) it is acquiring the Shares for its own account for investment only, and not with a view towards, or for resale in connection with, their distribution.

Dated:

                                              __________________________________
                                              (Signature  must  conform  in  all
                                              respects  to  name  of  Holder  as
                                              specified   on  the  face  of  the
                                              Warrants)

                                              __________________________________
                                                          (Address)


---------------
      (1) Insert here the maximum number of shares or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised.